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                                                                   EXHIBIT 99.4

                                Pricing Agreement

GOLDMAN, SACHS & CO.
BEAR, STEARNS & CO. INC.
MORGAN STANLEY & CO. INCORPORATED
CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED
SALOMON SMITH BARNEY INC.
    as representatives of the several
       Underwriters named in Schedule I hereto,

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

                                                               December 11, 1998



Ladies and Gentlemen:

         JOSEPH E. SEAGRAM & SONS, INC., an Indiana corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement General Terms and Conditions attached hereto, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the securities specified in Schedule II hereto (the "Designated Securities"). The Designated Securities will be guaranteed (the "Guarantees") as to payment of principal and interest, if any, by THE SEAGRAM COMPANY LTD., a Canadian corporation (the "Guarantor"). Each of the provisions of the Underwriting Agreement General Terms and Conditions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement General Terms and Conditions so incorporated by reference shall be deemed to refer to you. Terms defined in the Underwriting Agreement General Terms and Conditions are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement General Terms and Conditions and the address of the Representatives referred to in such Section 12 are set forth in
Schedule II hereto.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement General Terms and Conditions incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

         This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement General Terms and Conditions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among




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Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                    Very truly yours,

                                    JOSEPH E. SEAGRAM & SONS, INC.


                                    By: /s/ John Preston
                                        --------------------------------
                                    Name:   John Preston
                                    Title:  Vice President and Treasurer






Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
BEAR, STEARNS & CO. INC.
MORGAN STANLEY & CO. INCORPORATED
CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED
SALOMON SMITH BARNEY INC.


   /s/  Goldman, Sachs & Co.
-------------------------------------
       (Goldman, Sachs & Co.)




On behalf of themselves and of each of the Underwriters




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



                                   SCHEDULE I



                                                                                                          Principal      Principal
                                 Principal         Principal         Principal         Principal         Amount of       Amount of
                                 Amount of         Amount of         Amount of         Amount of            2018            2028
                                 2001 Notes        2003 Notes        2005 Notes        2008 Notes         Debentures     Debentures

          Underwriter

Goldman, Sachs & Co............  270,050,000       179,850,000       224,295,000       202,400,000        393,800,000    315,150,000

Bear, Stearns & Co. Inc........   72,000,000        48,000,000        56,640,000        54,000,000        105,000,000     84,000,000

Morgan Stanley & Co.
Incorporated...................   72,000,000        48,000,000        56,640,000        54,000,000        105,000,000     84,000,000

Chase Securities Inc...........   42,000,000        28,000,000        33,250,000        31,500,000         61,250,000     49,000,000

Merrill Lynch, Pierce,
Fenner & Smith
Incorporated...................   42,000,000        28,000,000        33,250,000        31,500,000         61,250,000     49,000,000

Salomon Smith Barney Inc.......   42,000,000        28,000,000        33,250,000        31,500,000         61,250,000     49,000,000

ABN AMRO Incorporated..........    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

Nesbitt Burns Securities
 Inc...........................    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

BNY Capital Markets, Inc.......    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

Commerzbank Capital
Markets Corporation............    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

Credit Suisse First Boston
Corporation....................    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

Deutsche Bank Securities
Inc............................    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

Dresdner Kleinwort Benson
North America LLC..............    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

HSBC Securities Inc............    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

Scotia Capital Markets
(USA) Inc......................    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000

SG Cowen Securities
Corporation....................    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000
                                ------------        ----------        ----------        ----------         ----------     ----------
TD Securities (USA)
 Inc...........................    5,450,000         3,650,000         3,425,000         4,100,000          7,950,000      6,350,000
                                ------------        ----------        ----------        ----------         ----------     ----------

             Total              $600,000,000      $400,000,000      $475,000,000      $450,000,000       $875,000,000   $700,000,000


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



                                  SCHEDULE II


Title of Designated Securities:

         6.250 % Senior Notes due 2001 (the "2001 Notes")
         6.400% Senior Notes  due 2003 (the "2003 Notes")
         6.625 % Senior Notes due 2005 (the "2005 Notes")
         6.800 % Senior Notes due 2008 (the "2008 Notes")
         7.500 % Senior Debentures due 2018 (the "2018 Debentures")
         7.600 % Senior Debentures due 2028 (the "2028 Debentures")

Aggregate Principal Amount of Designated Securities:

         $600,000,000 2001 Notes
         $400,000,000 2003 Notes
         $475,000,000 2005 Notes
         $450,000,000 2008 Notes
         $875,000,000 2018 Debentures
         $700,000,000 2028 Debentures

Form and Denominations:

         Global Securities registered in the name of The Depository Trust Company or its nominee.

Price to Public:

         99.798% of the principal amount of the 2001 Notes, plus accrued interest from December 16, 1998, if any.
         99.621% of the principal amount of the 2003 Notes, plus accrued interest from December 16, 1998, if any.
         99.609% of the principal amount of the 2005 Notes, plus accrued interest from December 16, 1998, if any.
         99.543% of the principal amount of the 2008 Notes, plus accrued interest from December 16, 1998, if any.
         99.826% of the principal amount of the 2018 Debentures, plus accrued interest from December 16, 1998, if any.
         99.801% of the principal amount of the 2028 Debentures, plus accrued interest from December 16, 1998, if any.

Purchase Price by Underwriters:

         99.398% of the principal amount of the 2001 Notes, plus accrued interest from December 16, 1998, if any.
         99.021% of the principal amount of the 2003 Notes, plus accrued interest from December 16, 1998, if any.
         98.984% of the principal amount of the 2005 Notes, plus accrued interest from December 16, 1998, if any.
         98.893% of the principal amount of the 2008 Notes, plus accrued interest from December 16, 1998, if any.
         98.951% of the principal amount of the 2018 Debentures, plus accrued interest from December 16, 1998, if any.
         98.926% of the principal amount of the 2028 Debentures, plus accrued interest from December 16, 1998, if any.

Specified Method and Funds for Payment of Purchase Price:

         By wire transfer in immediately available funds.

Indenture:

         Indenture, dated as of September 15, 1991, among the Company, the Guarantor and The Bank of New York, as Trustee.

Time of Delivery:

         9:30 a.m., New York City time, on December 16, 1998.





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Closing Location:

         Sullivan & Cromwell, 375 Park Avenue, New York, New York  10152-0800.

Name and Address of Representatives:

         Goldman, Sachs & Co.

         Address for Notices, etc.:

         Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004
         Attention:  Registration Department

Depositary:

         The Depository Trust Company

Securities Exchange:

         None.

Delayed Delivery:

         None

Maturity:

         December 15, 2001 for the 2001 Notes
         December 15, 2003 for the 2003 Notes
         December 15, 2005 for the 2005 Notes
         December 15, 2008 for the 2008 Notes
         December 15, 2018 for the 2018 Debentures
         December 15, 2028 for the 2028 Debentures

Interest Rate:

         6.250% with respect to the 2001 Notes
         6.400% with respect to the 2003 Notes
         6.625% with respect to the 2005 Notes
         6.800% with respect to the 2008 Notes
         7.500% with respect to the 2018 Debentures
         7.600% with respect to the 2028 Debentures

Interest Payment Dates:

         June 15 and December 15

Redemption Provisions:

         The 2001 Notes, 2003 Notes, 2005 Notes, 2008 Notes, 2018 Debentures and 2028 Debentures will not be redeemable prior to maturity.

Sinking Fund Provisions:

         No sinking fund provisions





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Guarantees:

         The Designated Securities shall be guaranteed as to payment of principal and interest by The Seagram Company Ltd.

Defeasance:

         The provisions of Section 1008 of the Indenture relating to defeasance shall apply to the Designated Securities.

Other Terms:

         The provisions of Section 1006 of the Indenture relating to the negative pledge shall apply to the Designated Securities.





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